                             STOCKHOLDERS AGREEMENT

            This STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of September 30, 1997, by and among Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company"), and each of the entities listed under the caption "Stockholders" on the signature pages hereof (collectively, the "Stockholders").

                              W I T N E S S E T H

            WHEREAS, pursuant to the Articles (as defined below) the total number of shares of capital stock which the Company has authority to issue is 50,000,000 shares of common stock;

            WHEREAS, the Stockholders acquired the Securities (as defined below) in exchange for claims against the Company that were relieved pursuant to the Company's Plan of Reorganization approved by a court of appropriate jurisdiction (the "Plan");

      WHEREAS, on the date hereof the Stockholders own the Securities in the number of shares and percentage of outstanding Securities set forth in Schedule I; and

            WHEREAS, the Company and the Stockholders deem it to be in their best interests to provide for continuity in the control and operation of the Company and for various other matters set forth herein.

            NOW, THEREFORE, in consideration of the agreements and mutual covenants set forth herein, the parties agree as follows:

            Section 1. Definitions. As used in this Agreement, the following terms have the following meanings:

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting stock of a Person shall be deemed to be control.

            "Agreement" means this Agreement, as the same shall be amended from time to time.

            "Articles" means the Certificate of Incorporation of the Company as in effect on the date hereof.

            "Business Day" means a day other than Saturday, Sunday or any other day on which banks located in the State of California and New York are authorized or obligated to close.

            "Cerberus" means Cerberus Partners, L.P. and any Affiliate of Cerberus.

            "Common Stock" means the Company's common stock, $0.01 par value per share.

            "Company" has the meaning assigned to such term in the preamble.

            "Company Transferee" has the meaning assigned to such term in
Section 3(a).

            "Company Transfer Notice" has the meaning assigned to such term in
Section 3(a).

            "Company Transfer Securities" has the meaning assigned to such term in Section 3(a).


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

            "Employment Agreement" means that certain Employment Agreement dated as of September 30, 1997 by and between the Company and J. Marvin Feigenbaum.

            "Exchange Act" has the meaning assigned to such term in Section
4(b).

            "Initial Public Offering" means the public offering of shares of Common Stock of the Company pursuant to a Registration Statement in a transaction where (A) the aggregate Proceeds to be paid to the Company in such public offering (aggregated with the proceeds paid to the Company in any prior public offerings of shares of Common Stock of the Company in any prior public offerings of shares of Common Stock of the Corporation pursuant to a Registration Statement) are not less than $10,000,000 and (B) the number of shares of Common Stock sold pursuant to such Registration Statement (aggregated with the shares previously sold pursuant to any Registration Statement filed by the Company, including in each case any shares sold or to be sold by selling shareholders) is not less than fifteen percent (15%) of the fully-diluted number of outstanding shares of Common Stock after giving pro forma effect to such Initial Public Offering.

            "Noteholders" means the original holders of the Company's Senior Notes due 2004, issued pursuant to that certain indenture dated as of September 30, 1997 by and between the Company and First Trust National Association, as trustee.

            "OCM" has the meaning assigned to such term in Section 4(b).

            "Offer to Sell" has the meaning assigned to such term in Section
3(b).

            "Qualifying Acquisition" has the meaning assigned to such term in
Section 3(a).

            "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof.


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

            "Proceeds" shall mean the proceeds of the Company in a public offering net of underwriting discounts and commissions and before deducting any other expenses payable by the Company.

            "Pro Rata" shall mean, with respect to any offer of shares of Common Stock or securities exercisable or convertible into shares of Common Stock, an offer based on the relative percentages of Common Stock then held by or issuable to all of the Stockholders to whom such offer is made.

            "Public Offering" means any offering of Common Stock to the public, including the Initial Public Offering, either on behalf of the Company or any of its stockholders, pursuant to an effective Registration Statement under the Securities Act.

            "Registration Statement" means a registration statement filed by the Company pursuant to the Securities Act, other than registrations on Form S-8 or Form S-4 or any other registration form to be used for a business combination or any successor form to either of such forms.

            "Securities" shall mean the shares of Common Stock and any securities exercisable for or convertible into shares of Common Stock, and whenever an amount of Securities is calculated or used in any provision of this Agreement, exercisable and convertible securities shall be counted as the number of shares of Common Stock issuable upon such exercise or conversion.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "Stockholders" has the meaning assigned to such term in the preamble.

            "Stock Purchase Agreement" has the meaning assigned to such term in
Section 5(b).

            "Transfer" has the meaning assigned to such term in Section 2(a).

            "Transfer Notice" has the meaning assigned to such term in Section
2.


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

            "Warrants" means the warrants issued pursuant to the Plan.

            Section 2. General Provisions Regarding Transfer.

            (a) General Restrictions. Subject to Section 10(g), so long as this Agreement shall remain in force, none of the Securities may be issued, sold, assigned, transferred, given away or in any way disposed of by the Stockholders (any of the foregoing being hereinafter referred to as a "Transfer") unless:

                  (i) the Person in whose favor such Transfer is made shall deliver to the Company a written acknowledgment that the Securities to be transferred are subject to this Agreement and that such Person and such Person's successors in interest are bound hereby on the same terms as the Transferor of such Securities, but prior to any such Transfer, the Person proposing to make such Transfer shall give the Company (1) notice describing the manner and circumstances of the proposed Transfer and (2) if reasonably requested by the Company, a written opinion in form and substance reasonably satisfactory to legal counsel of the Company to the effect that the proposed Transfer may be effected without registration under the Securities Act or any applicable state law;

                  (ii) such Transfer shall be made pursuant to a public offering registered under the Securities Act and in accordance with applicable state law;

                  (iii) such Transfer is made to a Person who is an Affiliate of the transferring Stockholder; or

                  (iv) such Transfer is made by Nu-Tech in a pro rata distribution of Securities to its stockholders.

Any attempted Transfer other than in accordance with this Agreement shall be void, and the Company shall refuse to recognize any such Transfer and shall not reflect on its records any change in record ownership of the Securities pursuant to any such attempted Transfer.

            (b) Mechanics of Transfer. Any Stockholder who Transfers Securities shall (i) take all such actions and execute and deliver all such documents as may be necessary or reasonably requested by the Company in order to consummate the Transfer of such Securities and (ii) pay to the Company such amounts as may be required for any applicable stock transfer taxes.

            (c) Restrictions on Transfers by Stockholders. Each of the Stockholders hereby agrees that, so long as this Agreement is in effect, it will not, without the prior written consent of the Company, sell or otherwise transfer any of the shares of Common Stock held by such Stockholder to Cerberus or any entity which owns, directly or indirectly, 5% or more of the issued and outstanding equity securities of any entity that conducts clinical or specialized laboratory services as its principal business.

            Section 3. Preemptive Rights. If the Company proposes to issue or otherwise Transfer any Securities to any Person, then the Company shall make the offer to sell and otherwise comply with the requirements set forth in this
Section 3. Notwithstanding the foregoing, (A) the Company may Transfer Securities, and any right, title or interest therein, without making the offer to sell set forth in this Section 3 in connection with (i) an Initial Public Offering, (ii) the issuance of up to 200,000 shares of Common Stock to management and employees of the Company pursuant to the Company's 1997 Equity and Performance Incentive Plan or any other incentive plan which provides for the issuance of Securities to directors, officers or employees of the Company,
(iii) the issuance of shares of Common Stock pursuant to the Employment Agreement and the Warrants or (iv) an issuance of Securities in consideration for and upon consummation of (x) a merger with respect to which the holders of Voting Stock immediately prior to such merger beneficially own not less than a majority of the issued and outstanding shares of Voting Stock of the surviving entity or (y) an acquisition of assets or stock by the Company so long as, in either the case of (x) or (y), such transaction has been approved by the affirmative vote of at least one director appointed by OCM (a "Qualifying Acquisition") and (B) any rights or obligations pursuant to this Section 3 shall terminate upon an Initial Public Offering. For purposes of this Section 3, "Voting Stock" shall mean stock of the Company of any class or series entitled to vote generally in the election of directors of the Company.

            (a) Transfer Notice. If the Company desires in good faith to Transfer any Securities to any Person, the Company shall deliver a written notice of the proposed Transfer (the "Company Transfer Notice") to each Stockholder. The Company Transfer Notice shall contain a description of the proposed transaction and the terms thereof including the number of Securities and type of Securities proposed to be transferred (collectively, the "Company Transfer Securities"), the name of each person to whom or in favor of whom the proposed Transfer is to be made (the "Company Transferee") and a description of the consideration to be received by the Company upon Transfer of the Company Transfer Securities. The Company Transfer Notice shall be accompanied by a copy of the bona fide third party written offer (for purposes of this Section 3, an executed letter of intent stating the terms of such offer, or incorporating by reference a separate summary of terms, shall be deemed a written offer). On a day that is not earlier than ten (10) days following the delivery of the Company Transfer Notice and after having received the requisite approval from the Board of Directors, the Company may issue the Company Transfer Securities to the Company Transferee on the terms set forth in the Company Transfer Notice.

            (b) Terms of Offer. Upon completion of the issuance of the Company Transfer Securities referred to in paragraph (a) above, the Company shall deliver a written offer to sell (the "Offer to Sell") to each Stockholder a Pro Rata portion of the Company Transfer Securities based upon such Stockholder's holdings of Common Stock. The Offer to Sell shall be on the same terms and conditions, and shall be for the same consideration, as described in the Company Transfer Notice; provided, however, that any such Stockholder may, at its option, pay fair market value in cash in lieu of any non-cash consideration.

            (c) Acceptance of Offer. For a period of thirty (30) days after receipt of an Offer to Sell, any Stockholder may, by written notice to the Company, accept the Offer to Sell in whole or in part.

            (d) Transfer of Shares. Transfers of Securities pursuant to offers made and accepted in accordance with this Section 3 shall occur simultaneously on a Business Day not more than sixty (60) days after the last date on which any offer made in accordance with this Section 3 could have been accepted and each such Transfer shall be made in accordance with Sections 2(a) and (b).


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

            Section 4. Board of Directors.

            (a) Initial Board of Directors; Designated Directors. The initial Board of Directors shall consist of the following members:

            Dr. Nathan Rubin
            Mr. J. Marvin Feigenbaum
            Mr. Matthew S. Barrett
            Mr. David Sterling
            Mr. William J. Begley

Each of such director shall hold office until the next annual or special meeting called on or after the date one year from the date hereof for the purpose of electing directors in accordance with the provisions of the Company's Bylaws. Thereafter, each Stockholder shall cause all Securities that are entitled to vote and are beneficially owned by such Stockholder or its Affiliates, with respect to which such Stockholder or its Affiliates may direct the voting, or that are registered in the name of such Stockholder or its Affiliates to be voted as required, and will otherwise take or cause to be taken all such other action as may be necessary, (i) to cause the Board of Directors of the Company to consist of five (5) members, and (ii) until such time as the Noteholders or their Affiliates collectively no longer beneficially own, in the aggregate, at least 20% of the issued and outstanding Common Stock held by the Noteholders on the date hereof, to elect two individuals designated in writing by OCM Administrative Services, L.L.C. or its designee ("OCM"), as members of the Board of Directors, and (iii) until such time as (A) Nu-Tech and its Affiliates no longer beneficially own more than 30% of the issued and outstanding Common Stock or (B) any "person" (as defined in Section 13(a) of the Exchange Act of 1934, as amended (the "Exchange Act")) or a "group" (as defined in Section 13(a)(3) and 14(a)(2) of the Exchange Act), other than Oaktree Capital Management, LLC, The Copernicus Fund, L.P., DDJ Overseas Corp., Belmont Fund, L.P. and Belmont Capital Partners II, L.P. and their respective Affiliates, holds a number of shares of Common Stock of the Company that is greater than the number of shares of Common Stock of the Company held by Nu-Tech and its Affiliates, to elect three individuals designated in writing by Nu-Tech; provided, that the requirement that Nu-Tech and its Affiliates beneficially own more than 30% of the issued and outstanding Common Stock shall be adjusted in the event of the issuance by the Company of shares of Common Stock in a Qualifying Acquisition such that the percentage of the issued and outstanding Common Stock required to be beneficially owned by Nu-Tech and its Affiliates following such issuance of Common Stock shall be equal to the quotient determined by dividing
(x) the number of shares held by Nu-Tech as of the date hereof by (y) the sum of
(I) the number of shares of Common Stock issued and outstanding as of the date hereof plus (II) the number of shares of Common Stock issued in such Qualifying Acquisition, plus (III) the number of shares of Common Stock issued in all previously consummated Qualifying Acquisitions.

            (b) Filling Vacancies, etc. At such time as a vacancy is created on the Board of Directors by the death, removal or resignation of any one of the directors, the remaining directors shall meet in person or by telephone for the purpose of approving and appointing a director to fill such vacancy in accordance with the provisions of the Bylaws of the Company. Notwithstanding the foregoing sentence, if a director designated by OCM or Nu-Tech, as the case may be, resigns or is removed from or vacates such position for any reason prior to the expiration of his or her term as a director of the Company, then, OCM or Nu-Tech, respectively, shall have the right to nominate a replacement designee so long as it continues to beneficially own not less than the applicable percentage of outstanding Securities set forth in paragraph (a) of this Section 4, and the other Stockholders shall cause the directors to elect such replacement designee to the Board of Directors or the Stockholders shall vote their Securities at any regular or special meeting called for the purpose of filling positions on the Board of Directors, or in any written consent executed in lieu of such a meeting of stockholders, and shall take all other actions necessary, to ensure the election to the Board of Directors of such replacement designee to fill the unexpired term of the director whom such new designee is replacing. Each director elected to the initial Board of Directors and each nominee to the Board of Directors shall provide each of the Stockholders with his or her resume prior to such time as he or she is elected to the Board of Directors.

            (c) Voting Agreement. All parties to this Agreement agree that this
Section 4 shall constitute a voting agreement within the meaning of Section 218 of the Delaware General Corporation Law.


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

            (d) Termination. The rights and obligations of the Stockholders pursuant to this Section 4 shall terminate at such time as the Noteholders and their Affiliates cease to collectively own, in the aggregate, at least 20% of the issued and outstanding shares of Common Stock held by the Noteholders on the date hereof.

            Section 5. Corporate Governance.

            (a) During such time as OCM has the right to appoint directors pursuant to Section 4 hereof, an affirmative vote of at least one director appointed by OCM pursuant to Section 4 hereof shall be required to:

                  i) authorize, issue or enter into, or proposing to authorize, issue or enter into, any agreement, including, without limitation, options, warrants or other rights providing for the issuance or sale (contingent or otherwise) of any equity securities or any notes or debt securities containing equity features (including, without limitation, any notes or debt securities convertible into or exchangeable for equity securities, or containing provisions that set or provide a mandatory formula for determining, directly or indirectly, the participation in earnings and profits, or options, warrants or rights to acquire securities exchangeable or exercisable for any such securities) of the Company other than issuances of securities pursuant to the Warrants, employee benefit plans, management incentive plans or employment agreements with officers of the Company;

                  ii) issue, or propose to issue, any capital stock whether of the same series as, or of a different series from, the Securities;

                  iii) supplement, modify, amend, rescind, alter or restate, or propose to supplement, modify, amend, rescind, alter or restate, in any manner the Articles or the By-Laws of the Company;

                  iv) directly or indirectly, redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any of its capital stock, including any options, warrants or rights to acquire any of its capital stock, or any security exercisable or exchangeable for or convertible into any of its capital stock, directly or indirectly;

                  v) liquidate or dissolve or propose to liquidate or dissolve, or effecting, or propose to effect, a recapitalization or reorganization of the Company in any form of transaction;

                  vi) consolidate or merge, or propose to consolidate or merge, with or into any other Person or transfer (by lease, assignment, sale or otherwise) all or substantially all of the properties and assets of the Company, in a single transaction or through a series of related transactions;

                  vii) incur, or cause any subsidiary of the Company to incur, after the date hereof, any indebtedness or other payment obligation out of the ordinary course of business (other than amounts borrowed pursuant to that certain Loan and Security Agreement dated as of September 30, by and between Bio-Cypher Funding Corp., a Delaware corporation, and Daiwa Healthco-2, LLC, as in effect on the date hereof) that, when aggregated with all other then outstanding indebtedness of the Company and its subsidiaries incurred after the date hereof and payment obligations of the Company and its subsidiaries incurred after the date hereof, exceeds $1,000,000;

                  viii) make any Capital Expenditure (as hereinafter defined) after the date hereof that, when aggregated with all other Capital Expenditures made in the immediately preceding twelve (12) month period, which initial twelve (12) month period shall begin on the date hereof, exceed $1,000,000. As used herein, Capital Expenditure means expenditures made in connection with the purchase, construction or improvement of items properly categorized, in accordance with generally accepted accounting principles, on the balance sheet of the Company as property, plant or equipment, but not including any Capital Expenditures that are made out of the proceeds of casualty insurance covering any property, plant and equipment of the Company; or

                  ix) modify, amend, extend or renew the Employment Agreement or otherwise approve any compensation arrangement or other transaction for the benefit of Mr. Feigenbaum other than as provided in the Employment Agreement.

            (b) During such period of time as indemnification claims may be instituted pursuant to that certain Stock Purchase Agreement by and between the Company and Nu-Tech dated as of February 24, 1997 (the "Stock Purchase Agreement") and notwithstanding anything to the contrary contained in the General Corporation Law of the State of Delaware or the contrary vote of directors constituting the majority of the Board of Directors, upon the affirmative vote of two directors, the Company shall institute claims for indemnification pursuant to Section 10.6 of the Stock Purchase Agreement. In furtherance of the foregoing, the Stockholders shall take or cause to be taken all action as may be necessary to cause the Board of Directors to adopt resolutions substantially in the form attached hereto as Exhibit A (the "Resolutions"), which Resolutions shall establish an Indemnity Committee composed of two Directors designated by OCM and, so long as Nu-Tech is entitled to designate Directors pursuant to Section 4 hereof, one Director designated by Nu-Tech, which committee shall have the sole authority to institute such claims for indemnification and which committee shall cease to be a committee of the Board of Directors of the Company at such time as the Company is no longer permitted to institute claims for indemnification pursuant to the Stock Purchase Agreement. Further, the Stockholders shall take or cause to be taken all action as may be necessary to ensure that the Resolutions are not amended or rescinded, and that no resolutions inconsistent therewith are adopted by the Board of Directors, until the expiration of the term of the Indemnity Committee as set forth in the Resolutions. In addition, the Company shall reimburse any such director for the reasonable costs and expenses incurred by such director in prosecuting claims instituted on behalf of the Company pursuant to the provisions of this Section 5(b) and shall, to the fullest extent permitted by Delaware law and the certificate of incorporation and bylaws of the Company, indemnify and hold harmless such director for any liability incurred in connection with the initiation or prosecution of such claims.


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

            Section 6. Certificates.

            (a) Restrictive Endorsements. Each certificate evidencing any Securities shall bear a legend in substantially the following form:

      "The securities evidenced by this certificate are subject to a Stockholders Agreement dated as of September 30, 1997, copies of which are on file at the principal office of the Company and will be furnished to the holder on request to the Secretary of the Company. Such Stockholders Agreement provides, among other things, for certain restrictions on voting, sale, transfer, pledge, hypothecation or other disposition of the securities evidenced by this certificate."

            (b) Replacement Certificates. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Securities, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Company, upon surrender and cancellation of such certificate or receipt of such indemnity, the Company will execute, register and deliver a new certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated certificate.

            Section 7. Representations. Each Stockholder represents that such Stockholder is the record and beneficial owner of the number of issued and outstanding Securities appearing opposite such Stockholder's name in Schedule I attached hereto, free and clear of any option, lien, encumbrance or charge of any kind whatsoever, except as created by or described in this Agreement.

            Section 8. Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce such provisions.

            Section 9. Miscellaneous.

            (a) Notices. All communications under this Agreement shall be in writing and shall be personally delivered, sent by


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facsimile transmission or mailed by first class mail, postage prepaid:

                       i)     if to the Company, at

                  Physicians Clinical Laboratory, Inc.
                  3301 C Street
                  Sacramento, California  95816
                  Attention: Chief Financial Officer

                      ii)     if to the Stockholders, at

                  NU-TECH BIO-MED, INC.
                  Attn: Mr. J. Marvin Feigenbaum
                  500 Fifth Avenue, Suite 2424
                  New York, New York  10016
                  Fax: 212-391-2864

                  OAKTREE CAPITAL MANAGEMENT, LLC
                  Attn: Mr. Matthew Barrett
                  550 S. Hope Street, 22nd Floor
                  Los Angeles, California  90071
                  Fax: 213-694-1599

or at such other address as the appropriate party to this Agreement may have furnished in writing to each other party hereto, or

                     iii) if to any other Person who is the registered holder of any Securities to the address for the purpose of such holder as it appears in the stock ledger of the Company.

Any notice shall be deemed to have been duly given when delivered by hand if personally delivered, by confirmation of completed facsimile transmission if delivered by facsimile, and if sent by mail, two (2) Business Days after being deposited in the mail, postage prepaid.

            (b) Waiver. No failure or delay on the part of the parties or any of them in exercising any right, power or privilege hereunder, nor any course of dealing between the parties or any of them shall operate as a waiver of any such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and are not exclusive of any rights or remedies which the parties or any of them would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties or any of them to take any other or further action in any circumstances without notice or demand.

            (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

            (d) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

            (e) Filing. A copy of this Agreement and of all amendments hereto shall be filed at the principal office of the Company.

            (f) Amendment or Termination. This Agreement may be amended or terminated at any time only by an instrument in writing signed by each of the parties hereto.

            (g) Benefit and Binding Effect. Notwithstanding any other provision of this Agreement to the contrary, the rights of the Stockholders pursuant to
Section 4 of this Agreement shall not be assignable or transferable and any attempted assignment or transfer in violation of this provision shall be void; provided, however, that the obligations of each Stockholders pursuant to Section 4 of this Agreement shall be binding upon a Person who receives Securities in a Transfer permitted pursuant to Section 2(a)(i) hereof and any Affiliate of a Stockholder who receives Securities from a Stockholder. Subject to compliance with the terms of this Agreement regarding Transfer of Securities, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Agreement does not create and shall not be construed as creating any rights enforceable by any Person not a party hereto.

            (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            Section 10. Limitations on Liability.

            Each of the parties hereto acknowledges and agrees that in no event shall any of the partners, officers, directors, shareholders, employees, agents, affiliates or investment managers (collectively "Representatives") of Oaktree Capital Management, LLC ("Oaktree"), as agent and on behalf of the funds and accounts set forth on Schedule II attached hereto (the "Funds"), have any obligation or liability to such party for any action taken or omitted by or on behalf of such Funds or in connection herewith (such obligation and liability being the sole responsibility of such Funds). Each party hereto further acknowledges and agrees that (a) all obligations and liabilities of each Fund under this Agreement or in connection herewith are enforceable solely against such Fund and its assets and not against the assets of Oaktree, any other Fund or any Representatives of Oaktree and (b) the obligations and liabilities of each Fund shall be several in the proportions set forth on Schedule II hereto and not joint and several.

                            [signature page follows]


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

            IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

The Company:                  PHYSICIANS CLINICAL LABORATORY, INC.


                              By:   ______________________________
                                    J. Marvin Feigenbaum
                                    Chief Operating Officer


Stockholders:

                              NU-TECH BIO-MED, INC.



                              By:   ______________________________
                                    J. Marvin Feigenbaum
                                    Chief Executive Officer


                              OAKTREE CAPITAL MANAGEMENT, LLC, as agent and on behalf of certain funds and accounts



                              By:   ______________________________
                                     Name:
                                     Title:



                              By:   ______________________________
                                     Name:
                                     Title:

                                   SCHEDULE I





STOCKHOLDER                                          SECURITIES
-----------                                          ----------

Nu-Tech Bio-Med, Inc.                           52.6% of Common Stock

Oaktree Capital Management, LLC,                47.4% of Common Stock
  as agent and on behalf of the
  funds and accounts set forth on
  Schedule II hereto (without
  taking into account the Securities
  issued in connection with OCM's
  Old Debenture Claims)

                                   SCHEDULE II


OCM Opportunities Fund, L.P.                          93.0%

Columbia/HCA Master Retirement Trust                   7.0%